The Target Portfolio Trust

PGIM Corporate Bond Fund

(the “Fund”)

Supplement dated December 10, 2024

to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and SAI and retain it for future reference.

Effective immediately, Mr. Rajat Shah and Mr. Christoph Schillig are added to the Fund’s portfolio management team.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.The tables in the sections of the Fund’s Summary Prospectus and Prospectus entitled “Management of the Fund” are hereby revised by adding the information set forth below with respect to Mr. Shah and Mr. Schillig:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Fixed	Rajat Shah	Managing Director and	December 2024
LLC	Income		Co-Head of U.S.
Investment Grade
Corporate Bond Team
PGIM Investments	PGIM Fixed	Christoph	Vice President and	December 2024
LLC	Income	Schillig	Portfolio Manager

2.The section of the Fund’s Prospectus entitled “How the Fund is Managed – Portfolio Managers” is hereby revised by adding the following professional biographies for Mr. Shah and Mr. Schillig:

Rajat Shah, CFA, is a Managing Director and Co-Head of PGIM Fixed Income's U.S. Investment Grade Corporate Bond Team. Mr. Shah is the Senior PM for the General Account and third-party insurance mandates. Prior to his current insurance mandate responsibilities, he was a Senior PM on several mandates including Long Corporates and Core Plus. Mr. Shah also co-led the Global Corporate mandate investing in Corporates across multiple currencies. Prior to becoming a Portfolio Manager, he was an associate in PGIM Fixed Income's Credit Research Group, covering the investment grade cable, media and technology and high yield aerospace/defense sectors. Mr. Shah joined the Firm in 1999. Mr. Shah received a BS in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

Christoph Schillig, CFA is a Vice President and portfolio manager for PGIM Fixed Income’s U.S. Investment Grade Corporate Bond Team. Previously, he was a credit analyst in the Credit Research Group covering various sectors in the group’s leveraged loan and investment grade teams. Mr. Schillig joined the Firm in 2015 after graduating with a BS in Finance from Lehigh University. He holds the Chartered Financial Analyst (CFA) designation.

3.The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed” is hereby revised by adding the following information pertaining to Mr. Shah and Mr. Schillig:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other Accounts/
	Managers	Companies/Total	Investment Vehicles/	Total Assets
		Assets	Total Assets

PGIM Fixed	Rajat Shah*	3/$25,374,901,799	8/$6,975,331,044	234/$200,546,840,241
Income				5/$3,711,355,837

PGIM Fixed	Christoph	2/$18,972,412,326	8/$6,975,331,044	107/$101,384,738,066
Income	Schillig*			5/$3,711,355,837

*Information is as of October 31, 2024.

LR1490

4. The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests” is hereby revised by adding the following information pertaining to Mr. Shah and Mr. Schillig:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies
PGIM Fixed Income	Rajat Shah*	None

PGIM Fixed Income	Christoph Schillig*	None

The dollar range for Rajat Shah’s investment in the Fund as of October 31, 2024 is as follows: None.

The dollar range for Christoph Schillig’s investment in the Fund as of October 31, 2024 is as follows: None. *Information is as of October 31, 2024.

LR1490